UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOSTON CAPITAL TAX CREDIT FUND LIMITED PARTNERSHIP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Beneficial Assignee Certificates and General Partner Units
	(2)	Aggregate number of securities to which transaction applies:
9,800,606 – 9,800,600 Beneficial Assignee Certificates and 6 General Partner Units
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$1,266.76.  Pursuant to Rule 0-11(c)(2), the fee was calculated on the amount of cash that is estimated to be received by the Registrant from sales proceeds of the sales of Registrant’s property, assuming that the Registrant receives distributions from its investments in local partnerships equal to the maximum amount of the estimated liquidation proceeds.

	(4)	Proposed maximum aggregate value of transaction:
$6,333,782
	(5)	Total fee paid:
$1,266.76
☒	Fee paid previously with preliminary materials.$1,266.76
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Boston Capital Tax Credit Fund Limited Partnership

One Boston Place

Suite 2100

Boston, MA 02108

(617) 624-8900

April 19, 2007

Dear Holders (“BAC Holders”) of Beneficial Assignee Certificates (“BACs”):

Only 8 days remain for BAC Holders to submit their consent to approve or disapprove of the proposed liquidation of Boston Capital Tax Credit Fund Limited Partnership (the “Partnership”) as outlined in the Consent Solicitation Statement and accompanying information dated March 13, 2007.

YOUR VOTE IS VERY IMPORTANT.  FAILURE TO VOTE YOUR CONSENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION.  All consents must be received by 5:00 p.m. Eastern Time on April 27, 2007.

For your convenience we have enclosed another copy of the consent form regarding the liquidation (the “Proxy Card”).  Due to the April 27, 2007 deadline to receive your vote, we recommend that you fax your consent form to ACS Securities Services Inc., at 214-887-7411; vote by phone, toll free at 877-470-2679; or via the internet at http://www.acssecurities.com/bc/proxy and follow the link to the Proxy Voting website.  In order to vote by phone or internet you will need the unique seven-digit number printed on the enclosed Proxy Card.  Or, if you choose you can mail your Proxy Card to ACS Securities Services Inc., 3988 N. Central Expressway, Dallas, TX 75204.  For a complete set of voting instructions please see “Voting Procedures” section of the Consent Solicitation Statement, which was first sent to you on or about March 13, 2007 or call Boston Capital Investor Services toll free at 1-800-955-2733.

All consents must be received by 5:00 p.m. Eastern Time on April 27, 2007.  If the liquidation is approved by the holders of a majority of BACs, the General Partner will enter its plan of liquidation and begin the orderly liquidation of the remaining assets held by the Partnership.  If holders of a majority of BACs do not approve or do not vote for the proposed liquidation, the Partnership will continue to operate.

The General Partner recommends for liquidation of the Partnership.  The General Partner makes this recommendation for reasons explained in further detail in the Consent Solicitation Statement, including that liquidation of the Partnership may free suspended passive activity losses for certain BAC Holders, the properties owned by the Partnership no longer produce tax credits for the BAC Holders, and the lack of an established trading market for the BACs.   The liquidation will provide BAC Holders with an opportunity to dispose of their BACs, which are not actively traded.  Holders of different series of BACs may be treated differently in the liquidation – please see the Consent Solicitation Statement for details.

For a complete description of the proposed liquidation and reasons for our recommendation in favor of the liquidation, please see our Consent Solicitation Statement, dated March 13, 2007, filed as a definitive proxy statement with the Securities and Exchange Commission.  The Consent Solicitation Statement may be accessed on the Internet through the SEC’s website at http://www.sec.gov, and is available in paper form to BAC Holders without charge upon written request to President, One Boston Place, Suite 2100, Boston, MA 02108 or by calling Boston Capital Investor Services, toll free at 1-800-955-2733.

In addition, if you have any questions or require assistance in completing or submitting your consent card, please call Boston Capital Investor Services, toll free at 1-800-955-2733.

Sincerely,

John P. Manning

President, C&M Management, Inc.,

       the general partner of BCA Associates Limited Partnership,

       the general partner of Boston Capital Associates Limited Partnership,

       the general partner of Boston Capital Tax Credit Fund Limited Partnership

FORWARD-LOOKING STATEMENTS

This letter and the Consent Solicitation Statement referenced herein contain forward-looking statements.  When used in this letter and the Consent Solicitation Statement, the words “may,” “believes,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements will contain such expressions.  Such statements are subject to a number of risks and uncertainties.  Actual results or events in the future could differ materially from those described in the forward-looking statements as a result of intervening events and general economic conditions and other factors set forth in this Consent Solicitation Statement.  We further caution recipients of this letter and the Consent Solicitation Statement that the discussion of these factors may not be exhaustive.  We undertake no obligation to update any forward-looking statements that may be made to reflect any future events or circumstances.

REMINDER:

You can vote your BACs by facsimile, phone or the Internet.

Please follow the instructions on the Proxy Card included with the letter.

If you have any questions, or need assistance

In voting your BACs, please contact:

Boston Capital Investor Services

toll free at 1-800-955-2733

Boston Capital Tax Credit Fund Limited Partnership

One Boston Place

Suite 2100

Boston, MA 02108

CONSENT CARD

THIS CONSENT IS SOLICITED BY THE GENERAL PARTNER ON BEHALF
 OF THE PARTNERSHIP

The undersigned, a BAC Holder of Boston Capital Tax Credit Fund Limited Partnership (the “Partnership”), and the holder of BACs, acting with respect to all such BACs held by the undersigned on April 27, 2007, takes the following actions with respect to the proposal of the Partnership:

1.  Proposal to sell all of the Partnership’s assets and dissolve the Partnership pursuant to the proposed Plan of Liquidation and Dissolution.

☐	FOR	☐	AGAINST	☐	ABSTAINS

2.  Proposal to authorize the General Partner, in its sole discretion, to elect to extend the period during which Consents of BAC Holders may be solicited and voted.

☐	FOR	☐	AGAINST	☐	ABSTAINS

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice for Action by Written Consent and the Consent Solicitation Statement with respect thereto and hereby revokes any consent or consents heretofore given.  This consent may be revoked at any time before 5:00 p.m. (Eastern Daylight Time), on April 27, 2007, unless the solicitation period is extended by the General Partner in its sole discretion (the “Expiration Date”).

Please sign exactly as your name(s) appear(s) on the books of the Partnership.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE COMPLETE, DATE AND SIGN THIS CONSENT CARD AND RETURN IT PRIOR TO THE EXPIRATION DATE ACCORDING TO THE VOTING PROCEDURES

 (Reverse Side)

This consent form must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign.  Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:	Date:

Signature:	Date:

PLEASE COMPLETE, DATE AND SIGN THIS CONSENT CARD AND RETURN IT PRIOR TO THE EXPIRATION DATE ACCORDING TO THE VOTING PROCEDURES.

CONSENT VOTING INSTRUCTIONS

MAIL - Date, sign and mail your consent card in the envelope provided as soon as possible.

- OR -

FACSIMILE — Date, sign and fax your consent card to ACS Securities Inc., at 214-887-7411.

- OR -

TELEPHONE - Call toll-free 877-470-2679 from any touch-tone telephone and follow the instructions. Have your consent card available when you call.

- OR -

INTERNET - Access www.acssecurities.com/bc/proxy/ and follow the on-screen instructions.

Have your consent card available when you access the web page.

ALL CONSENTS MUST BE RECEIVED BY 5:00 P.M., EASTERN TIME, ON April 27, 2007, UNLESS THE SECOND PROPOSAL IS APPROVED AND SUCH DATE AND/OR TIME IS EXTENDED IN THE SOLE DISCRETION OF THE GENERAL PARTNER.